UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2004

LEOPARD CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-30644 (Commission File No.)	98-0348086 (IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre

23 Harbour Road
Wanchai, Hong Kong
(Address of principal executive offices)

852-2802-1555

(Registrant's telephone number)

1574 Gulf Road #1505

Point Roberts, WA 98281
(Former Name or Former Address If Changed Since Last Report)

ITEM 5.         OTHER EVENTS

The Registrant issued the press release, filed as Exhibit 99.1 herewith, on March 10, 2004.

ITEM 7.         EXHIBITS

        (c)         99.1        Press Release of the Registrant dated March 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEOPARD CAPITAL, INC.

By: /s/ Zhu Xiaoxin
         Zhu Xiaoxin, President and Director

Date: March 10, 2004